UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 9, 2006


                               VERINT SYSTEMS INC.
               (Exact name of registrant as specified in charter)

          DELAWARE                      0-49790                  11-3200514
(State or Other Jurisdiction       (Commission File             (IRS Employer
      of Incorporation)                 Number)              Identification No.)

                330 SOUTH SERVICE ROAD, MELVILLE, NEW YORK 11747
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 962-9600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 12, 2006, Verint Systems Inc. (NASDAQ: VRNT) (the "Company" or "Verint") issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1, reporting record sales of $87,736,000 for the first quarter of fiscal 2006, ended April 30, 2006, approximately a 21.8% increase compared with $72,039,000 in sales for the first quarter of fiscal 2005. Verint also announced that its sales increased approximately 4.3% sequentially, compared with $84,080,000 for the fourth quarter of fiscal 2005.

A copy of a press release relating to the foregoing is attached hereto as
Exhibit 99.1 and is incorporated in this Item 2.02 by reference.


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On June 12, 2006, Verint issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1, reporting that for the reasons previously announced by Verint relating to the ongoing investigation by a special committee of the Board of Directors of Comverse Technology, Inc. ("Comverse"), the 57% stockholder of Verint, of Comverse's stock option practices, and its preliminary conclusion that the actual dates of measurement for certain past awards granted by Comverse differed from the recorded grant dates for such awards, and the potential impact of such stock option practices on Verint's Financial Statements, on June 9, 2006 Verint notified The Nasdaq Stock Market that it will not timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2006. Accordingly, Verint expects to receive a Staff Determination Letter from The Nasdaq Stock Market indicating that the delay in the filing of the Form 10-Q could serve as an additional basis for the delisting of Verint's securities from Nasdaq, under Nasdaq Marketplace Rule 4310(c)(14). Nasdaq Marketplace Rule 4310(c)(14) requires the Company to make on a timely basis all filings with the Securities and Exchange Commission, as required by the Securities Exchange Act of 1934, as amended. Verint also announced that it expected to file its Form 10-Q as soon as practicable, but did not currently expect that it would be filed on or before the fifth calendar day following the required filing date as prescribed in Rule 12b-25 of the Securities Exchange Act of 1934.

As previously disclosed by Verint, due to the delay in the filing of Verint's Annual Report on Form 10-K for the fiscal year ended January 31, 2006, as well as Verint's failure to file a Current Report on Form 8-K/A, which would have amended the Current Report on Form 8-K dated January 9, 2006 to include the financial information required by Form 8-K in connection with the January 9, 2006 acquisition by Verint of MultiVision Intelligence Surveillance Limited's networked video security business, Verint had received a Staff Determination Letter from The Nasdaq Stock Market indicating that Verint's securities were subject to delisting, unless Verint requested a hearing before the Nasdaq Listing Qualifications Panel. Verint presented its plan to regain compliance with Nasdaq's filing requirement at an in-person hearing before the Nasdaq Panel. The Nasdaq Panel has not yet issued a decision as a result of that hearing. There can be no assurance that the Nasdaq Panel will grant Verint's request for continued listing on Nasdaq

A copy of a press release relating to the foregoing is attached hereto as
Exhibit 99.1 and is incorporated in this Item 3.01 by reference.

Note: Certain statements in this Current Report on Form 8-K concerning Verint's future revenues, earnings per share, results or prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important risks, uncertainties and other important factors that could cause actual results



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to differ materially include, among others: potential impact on Verint's financial results related to Comverse's creation of a special committee of the Board of Directors of Comverse to review matters relating to grants of Comverse stock options, including but not limited to, the accuracy of the stated dates of Comverse option grants and whether Comverse followed all of its proper corporate procedures and the results of the Comverse special committee's review; the effect of Verint's failure to timely file all required reports under the Securities Exchange Act of 1934, and the resultant potential delisting of Verint's common stock from Nasdaq; introducing quality products on a timely basis that satisfy customer requirements and achieve market acceptance; lengthy and variable sales cycles create difficulty in forecasting the timing of revenue; integrating the business and personnel of CM Insight; risks associated with significant foreign operations, including fluctuations in foreign currency exchange rates; aggressive competition in all of Verint's markets, which creates pricing pressure; integrating the business and personnel of MultiVision, including implementation of adequate internal controls; managing our expansion in the Asia Pacific region; risks that Verint's intellectual property rights may not be adequate to protect its business or that others may claim that Verint infringes upon their intellectual property rights; risks associated with integrating the business and employees of Opus and RP Sicherheissysteme GMBH; risks associated with Verint's ability to retain existing personnel and recruit and retain qualified personnel in all geographies in which Verint operates; decline in information technology spending; changes in the demand for Verint's products; challenges in increasing gross margins; risks associated with changes in the competitive or regulatory environment in which Verint operates; dependence on government contracts; expected increase in Verint's effective tax rate; perception that Verint improperly handles sensitive or confidential information; inability to maintain relationships with value added resellers and systems integrators; difficulty of improving Verint's infrastructure in order to be able to continue to grow; risks associated with Comverse Technology, Inc. controlling Verint's business and affairs; and other risks described in filings with the Securities and Exchange Commission. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Verint's website at www.verint.com. Verint makes no commitment to revise or update any forward-looking statements except as otherwise required by law.

ITEM 8.01. OTHER EVENTS.

Verint today announced that, as a result of the ongoing review by Comverse relating to Comverse stock option grants and the uncertainty of the impact of such review on Verint's historical financial statements, Verint has filed a Form 12b-25 with the Securities and Exchange Commission indicating that its Quarterly Report on Form 10-Q for the period ended April 30, 2006 will not be filed on its due date. Verint did not seek a 5-day filing extension because it does not believe it could file the Quarterly Report by the end of the extension period.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished herewith:

99.1 Press release dated June 12, 2006.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  VERINT SYSTEMS INC.

                                                  By:   /s/ IGAL NISSIM_
                                                  Name: Igal Nissim
                                                  Title: Chief Financial Officer



                                                  Dated: June 12, 2006









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                                  EXHIBIT INDEX


Exhibit No.                             Description
-----------                             -----------

  99.1                 Press Release of Verint Systems Inc. dated June 12, 2006




















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